                                                                      Exhibit 24


                         DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of National City Bancorporation with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of National City Bancorporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 10/th/ day of May, 2001.



                                       /s/ Richard A. Abdoo
                                       ----------------------------
                                       Richard A. Abdoo

                         DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of National City Bancorporation with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of National City Bancorporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 10/th/ day of May, 2001.



                                       /s/ Oscar C. Boldt
                                       -------------------------
                                       Oscar C. Boldt

                         DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of National City Bancorporation with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of National City Bancorporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 10/th/ day of May, 2001.



                                       /s/ Timothy E. Hoeksema
                                       -----------------------------
                                       Timothy E. Hoeksema

                         DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of National City Bancorporation with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of National City Bancorporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 12/th/ day of May, 2001.



                                       /s/ Bruce E. Jacobs
                                       -------------------------
                                       Bruce E. Jacobs

                         DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of National City Bancorporation with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of National City Bancorporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 10/th/ day of May, 2001.



                                       /s/ Burleigh E. Jacobs
                                       -----------------------------
                                       Burleigh E. Jacobs

                         DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of National City Bancorporation with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of National City Bancorporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 10/th/ day of May, 2001.



                                       /s/ Donald R. Johnson
                                       ---------------------------
                                       Donald R. Johnson

                         DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of National City Bancorporation with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of National City Bancorporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 10/th/ day of May, 2001.



                                       /s/ Ted D. Kellner
                                       -------------------------
                                       Ted D. Kellner

                         DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of National City Bancorporation with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of National City Bancorporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 10/th/ day of May, 2001.



                                       /s/ James F. Kress
                                       -------------------------
                                       James F. Kress

                         DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of National City Bancorporation with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of National City Bancorporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 9/th/ day of May, 2001.



                                       /s/ D.J. Kuester
                                       -----------------------
                                       D.J. Kuester

                         DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of National City Bancorporation with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of National City Bancorporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 10/th/ day of May, 2001.



                                       /s/ Katharine C. Lyall
                                       -------------------------
                                       Katharine C. Lyall

                         DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of National City Bancorporation with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of National City Bancorporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 15/th/ day of May, 2001.



                                       /s/ Edward L. Meyer, Jr.
                                       ----------------------------
                                       Edward L. Meyer, Jr.

                         DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of National City Bancorporation with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of National City Bancorporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 11/th/ day of May, 2001.



                                       /s/ San W. Orr, Jr.
                                       ---------------------------
                                       San W. Orr, Jr.

                         DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of National City Bancorporation with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of National City Bancorporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 12/th/ day of May, 2001.



                                       /s/ Peter M. Platten, III
                                       -----------------------------
                                       Peter M. Platten, III

                         DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of National City Bancorporation with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of National City Bancorporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 11/th/ day of May, 2001.



                                       /s/ Robert A. Schaefer
                                       ---------------------------
                                       Robert A. Schaefer

                         DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of National City Bancorporation with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of National City Bancorporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 10/th/ day of May, 2001.



                                       /s/ John S. Shiely
                                       ----------------------
                                       John S. Shiely

                         DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of National City Bancorporation with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of National City Bancorporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 10/th/ day of May, 2001.



                                       /s/ James A. Urdan
                                       ------------------------
                                       James A. Urdan

                         DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of National City Bancorporation with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of National City Bancorporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 15/th/ day of May, 2001.



                                       /s/ George E. Wardeberg
                                       -----------------------------
                                       George E. Wardeberg

                         DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of National City Bancorporation with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of National City Bancorporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 10/th/ day of May, 2001.



                                       /s/ J. B. Wigdale
                                       -----------------------
                                       J. B. Wigdale